                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 1999
                                                  ------------

                           Merrill Lynch & Co., Inc.
                           -------------------------
             (Exact name of Registrant as specified in its charter)

Delaware                          1-7182                        13-2740599
--------------------------------------------------------------------------------
(State or other                (Commission                   (I.R.S.Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)

World Financial Center, North Tower, New York, New York   10281-1220
--------------------------------------------------------------------

      (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events
-------  -------------

     Exhibits are filed herewith in connection with the Registration Statements on Form S-3 (File Nos. 333-59997 and 333-68747) filed by Merrill Lynch & Co., Inc. ("ML&Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between ML&Co. and The Chase Manhattan Bank (the "Indenture"). ML&Co. will issue $31,000,000 aggregate principal amount of Major 11 International Market Index Target-Term Securities(R) due May 26, 2006 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

                         EXHIBITS

          (4)            Instruments defining the rights of
                         security holders, including indentures.

                         Form of Merrill Lynch & Co., Inc.'s Major 11
                         International Market Index Target-Term Securities(R) due May 26, 2006.

          (5) & (23)     Opinion re: legality; consent of counsel.

                         Opinion of Brown & Wood LLP relating to the Major 11 International Market Index Target-Term Securities(R) due May 26, 2006 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                  MERRILL LYNCH & CO., INC.
                                ------------------------------
                                      (Registrant)

                              By:  /s/John C. Stomber
                                 -----------------------
                                      John C. Stomber
                                      Senior Vice President
                                      and
                                      Treasurer

Date:  May 26, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549






                           MERRILL LYNCH & CO., INC.






                         EXHIBITS TO CURRENT REPORT ON
                          FORM 8-K DATED MAY 26, 1999

                                                   Commission File Number 1-7182

                                 Exhibit Index

Exhibit No.   Description                                                   Page
-----------   -----------                                                   ----

(4) Instruments defining the rights of security holders, including indentures.

                    Form of Merrill Lynch & Co., Inc.'s Major 11 International Market Index Target-Term Securities(R) due May 26, 2006.

(5) & (23)    Opinion re: legality; consent of counsel.

                    Opinion of Brown & Wood LLP relating to the Major 11 International Market Index Target-Term Securities(R) due May 26, 2006 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities)